EX-4.3
EXECUTED VERSION

ADVANTA BUSINESS CARD MASTER TRUST
as Issuer
and
DEUTSCHE BANK TRUST COMPANY AMERICAS
as Indenture Trustee
CLASS D(2007-D1) TERMS DOCUMENT
dated as of February 21, 2007
to
ADVANTASERIES INDENTURE SUPPLEMENT
dated as of November 1, 2004
to
INDENTURE
dated as of August 1, 2000

i

     CLASS D(2007-D1) TERMS DOCUMENT, dated as of February 21, 2007 (the “Terms Document”), between WILMINGTON TRUST COMPANY, as Owner Trustee of ADVANTA BUSINESS CARD MASTER TRUST, a common law trust organized and existing under the laws of the State of Delaware (herein, the “Issuer” or the “Trust”), and DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture, the “Indenture Trustee”) under the Master Indenture, dated as of August 1, 2000, as amended by Amendment No. 1 to the Master Indenture, dated as of May 9, 2006 (as amended and supplemented from time to time, the “Master Indenture”), between the Issuer and the Indenture Trustee. This Terms Document supplements the AdvantaSeries Indenture Supplement, dated as of November 1, 2004 (as amended and supplemented from time to time, the “AdvantaSeries Indenture Supplement”) between the Issuer and the Indenture Trustee, which supplements the Indenture.
     Pursuant to this Terms Document, the Issuer shall create a new tranche of Class D Notes and shall specify the principal terms thereof.
ARTICLE I
Definitions and Other Provisions of General Application
     Section 1.01 Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:
          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;
          (2) all other terms used herein which are defined in the AdvantaSeries Indenture Supplement or the Master Indenture, either directly or by reference therein, have the meanings assigned to them therein;
          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;
          (4) all references in this Terms Document to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document;
          (5) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;
          (6) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the AdvantaSeries Indenture

Supplement, the Master Indenture or the Transfer and Servicing Agreement, the terms and provisions of this Terms Document shall be controlling;
          (7) each capitalized term defined herein shall relate only to the Class D(2007-D1) Notes and no other Tranche of Notes issued by the Issuer; and
          (8) “including” and words of similar import will be deemed to be followed by “without limitation.”
     “Accumulation Amount” shall mean, for any Payment Date occurring during the Accumulation Period, $3,125,000; provided, however, that if the Accumulation Period Length is determined to be less than 8 months pursuant to Section 2.04(b), the Accumulation Amount for each Payment Date with respect to the Accumulation Period will be equal to (i) the Outstanding Principal Balance of the Class D(2007-D1) Notes divided by (ii) the Accumulation Period Length.
     “Accumulation Deposit Amount” means, for any Payment Date occurring during the Accumulation Period, an amount equal to the sum of the Accumulation Amount for such Payment Date and any existing Accumulation Shortfall.
     “Accumulation Period” shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on May 31, 2009 or such later date as is determined in accordance with Section 2.04(b), and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full of the Outstanding Principal Balance of the Class D(2007-D1) Notes and (c) the Class D(2007-D1) Final Maturity Date.
     “Accumulation Period Factor” shall mean, for the purpose of calculating the Accumulation Period Length for the Class D(2007-D1) Notes, with respect to any Monthly Period, a fraction, the numerator of which is equal to the sum of the initial invested amounts (or, if no initial invested amount is defined in the applicable Indenture Supplement, then the initial principal balance) of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Principal Balance of Class D(2007-D1) Notes, (b) the initial invested amounts (or, if no initial invested amount is defined in the applicable Indenture Supplement, then the initial principal balance) of all other Outstanding Classes and Tranches (without duplication) (other than the Class D(2007-D1) Notes) which are not expected to be in their revolving periods, and (c) the initial invested amounts (or, if no initial invested amount is defined in the applicable Indenture Supplement, then the initial principal balance) of all other Outstanding Classes and Tranches (without duplication) (other than the Class D(2007-D1) Notes) which are not allocating Shared Principal Collections to other Series and are in their revolving periods; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.
     “Accumulation Period Length” means the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one month; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied.
     “Accumulation Shortfall” shall mean (a) on the first Payment Date during the Accumulation Period, zero and (b) on each subsequent Payment Date during the Accumulation Period, the excess, if any, of the Accumulation Deposit Amount for the previous Payment Date over the amount deposited into the Principal Funding Account pursuant to Section 2.04(b) for the previous Payment Date.
     “Class D(2007-D1) Final Maturity Date” means January 22, 2013.
     “Class D(2007-D1) Note” means any Note substantially in the form set forth in Exhibit A-1, A2 or A3 to this Terms Document, designated therein as a Class D(2007-D1) Asset Backed Note and duly executed and authenticated in accordance with the Master Indenture.
     “Class D(2007-D1) Noteholder” means a Person in whose name a Class D(2007-D1) Note is registered in the Note Register.
     “Class D(2007-D1) Note Interest Rate” means a rate per annum equal to 1.40% in excess of One-Month LIBOR as determined by the Indenture Trustee on each LIBOR Determination Date with respect to each Interest Period.
     “Class D(2007-D1) Termination Date” means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Principal Balance of the Class D(2007-D1) Notes is paid in full, (b) the Class D(2007-D1) Final Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article XI thereof.
     “Closing Date” means February 21, 2007.
     “Custodian” means the entity maintaining possession of the Global Notes for the Clearing Agency.
     “Distribution Compliance Period” has the meaning specified in Rule 902 of Regulation S under the Securities Act.
     “DWAC” means Deposit and Withdrawal At Custodian Service.
     “Eligible Institution” shall mean, with respect to any funds allocable to the Class D(2007-D1) Notes in the Collection Account, the Spread Account and the Principal Funding Sub-Account for the Class D(2007-D1) Notes, any “Eligible Institution” as defined in the Master Indenture, except that all references in such definition to “a long-term unsecured debt rating as required in each Indenture Supplement” shall mean long-term ratings of not less than AA- by Standard & Poor’s and Al by Moody’s, except that no such rating shall be required of an institution which maintains such Collection Account or such funds as a fully segregated trust account or subaccount with the corporate trust department of such institution as long as such institution maintains the credit rating of a Rating Agency in one of its generic credit rating categories which signifies investment grade.

     “Eligible Investments” shall mean with respect to funds allocable to the Class D(2007-D1) Notes in the Collection Account, the Spread Account and the Principal Funding Sub-Account for the Class D(2007-D1) Notes, “Eligible Investments” as defined in the Master Indenture, except that all references in such definition to the rating “required in each Indenture Supplement” and “rating that satisfies the Rating Agency Condition” shall mean ratings of not less than A-1+ by Standard & Poor’s and P-1 by Moody’s.
     “Euroclear” means Euroclear Bank, S.A./N.V., as operator of the Euroclear System.
     “Expected Final Principal Payment Date” means February 22, 2010.
     “Initial Principal Balance” means $25,000,000.
     “Interest Payment Date” means the scheduled due date of any payment of interest on the Class D(2007-D1) Notes, which shall be each Payment Date. The first Interest Payment Date shall be March 20, 2007.
     “LIBOR Determination Date” shall mean (1) with respect to the first Interest Payment Date, (i) February 16, 2007 for the period from and including the Closing Date to but excluding March 20, 2007 and (2) with respect to any Interest Payment Date after the first Interest Payment Date, the second London Business Day prior to the commencement of the related Interest Period.
     “London Business Day” means any Business Day on which dealings in deposits in United States Dollars are transacted in the London interbank market.
     “Offering Memorandum” means the Confidential Offering Memorandum, dated February 13, 2007, and the Prospectus, dated February 12, 2007, relating to the Class D(2007-D1) Notes.
     “One-Month Index Maturity” means a maturity of one month commencing on the related LIBOR Determination Date.
     “One-Month LIBOR” means, for any Interest Period, the London interbank offered rate for one month United States dollar deposits determined by the Indenture Trustee on the LIBOR Determination Date for such Interest Period in accordance with the provisions of Section 2.03.
     “Paying Agent” means Deutsche Bank Trust Company Americas.
     “QIB” has the meaning specified in Section 2.11.
     “Rating Agency” means, with respect to the Class D(2007-D1) Notes, each of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Service, Inc.
     “Reference Banks” means three major banks in the London interbank market selected by the Servicer.
     “Regulation S Certification” has the meaning specified in Section 2.12.
     “Release Date” has the meaning specified in Section 2.12.

     “Rule 144A Global Note” has the meaning specified in Section 2.13.
     “Required Accumulation Factor Number” shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the twelve months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.
     “Telerate Page 3750” means the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).
     “Temporary Regulation S Global Note” has the meaning specified in Section 2.13.
     Section 1.02 Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
     Section 1.03 Counterparts. This Terms Document may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.
     Section 1.04 Ratification of Master Indenture and AdvantaSeries Indenture Supplement. As supplemented by this Terms Document, each of the Master Indenture and the AdvantaSeries Indenture Supplement is in all respects ratified and confirmed and the Master Indenture as so supplemented by the AdvantaSeries Indenture Supplement and this Terms Document shall be read, taken and construed as one and the same instrument.
[END OF ARTICLE I]
ARTICLE II
The Class D(2007-D1) Asset Backed Notes
     Section 2.01 Creation and Designation. There is hereby created a tranche of Class D Notes to be issued pursuant to the Master Indenture and the AdvantaSeries Indenture Supplement to be known as the “AdvantaSeries Class D(2007-D1) Asset Backed Notes.”
     Section 2.02 Interest Payment. For each Interest Payment Date, the amount of interest due and payable with respect to the Class D(2007-D1) Notes shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, multiplied by (B) the Class D(2007-D1) Note Interest Rate in effect with respect to the related Interest Period, multiplied by (ii) the Outstanding Principal Balance of the Class D(2007-D1) Notes determined as of the Record Date preceding the related Interest Payment Date. Any interest on the Class D(2007-D1) Notes will be calculated on the basis of the actual number of days in the related Interest Period and a 360-day year.
     Section 2.03 Determination of One-Month LIBOR.
     (a) On each LIBOR Determination Date, the Indenture Trustee shall determine One-Month LIBOR on the basis of the rate for deposits in United States dollars having a One-Month Index Maturity which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, One-Month LIBOR for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars, having a One-Month Index Maturity and in an amount of not less than $1,000,000, are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, One-Month LIBOR for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, One-Month LIBOR for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks having a One-Month Index Maturity and in an amount of not less than U.S. $1,000,000; provided, that, if the banks selected by the Servicer are not quoting such rates, One-Month LIBOR in effect for the applicable Interest Period will be the same as One-Month LIBOR for the immediately preceding Interest Period.
     (b) The Class D(2007-D1) Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (800) 735-7777 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time.
     (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Transferor, by facsimile or electronic transmission, notification of One-Month LIBOR for the following Interest Period.
     Section 2.04 Required Deposits of Available Principal Collections to the Principal Funding Account; Payment of Principal. With respect to any Payment Date, the amount to be deposited in the Principal Funding Sub-Account pursuant to Section 4.16 of the AdvantaSeries Indenture Supplement will be the amount determined pursuant to clause (a), (b) or (c) below for such Payment Date, as applicable, or if more than one such clause is applicable, the highest amount determined pursuant to any one of such clauses; provided, however, in no case shall the amount required to be deposited exceed the Class D(2007-D1) Adjusted Invested Amount (calculated immediately before giving effect to such deposit but after giving effect to any Investor Charge-Offs and any reallocations of principal on such date).
     (a) Revolving Period. On each Payment Date during the Revolving Period, the required deposit to the Principal Funding Sub-Account for the Class D(2007-D1) Notes will be zero.

     (b) Accumulation Period. On each Payment Date during the Accumulation Period, the required deposit to the Principal Funding Sub-Account for the Class D(2007-D1) Notes will be the Accumulation Deposit Amount for such Payment Date. The Accumulation Period is scheduled to commence at the close of business on May 31, 2009; provided, however, that, if the Accumulation Period Length is less than 8 months, the date on which the Accumulation Period actually commences will be delayed to the close of business on the last day of the month prior to the month that is the number of whole months prior to the Expected Final Principal Payment Date which is at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date twelve (12) months prior to the Expected Final Principal Payment Date and each Determination Date thereafter until the Accumulation Period begins, the Servicer shall determine the Accumulation Period Length.
     (c) Early Amortization Period. On each Payment Date during an Early Amortization Period, the required deposit to the Principal Funding Sub-Account for the Class D(2007-D1) Notes will be the Adjusted Invested Amount for the Class D(2007-D1) Notes as of the close of business on the last day of the preceding Monthly Period (after taking into account any reductions or increases occurring on such date).
     (d) Distributions to Paying Agent. On each Principal Payment Date, the Indenture Trustee, acting in accordance with written instructions from the Servicer, shall withdraw from the Principal Funding Sub-Account for the Class D(2007-D1) Notes and distribute to the Paying Agent for payment to the Class D(2007-D1) Noteholders the amounts deposited into the Principal Funding Sub-Account for the Class D(2007-D1) Notes pursuant to this Section 2.04.
     Section 2.05 Holders’ Rights to Payments of Interest and Principal.
     (a) Any installment of interest or principal, if any, payable on any Class D(2007-D1) Note which is punctually paid or duly provided for by the Issuer and the Indenture Trustee on the applicable Interest Payment Date or Principal Payment Date shall be paid by the Paying Agent to the Person in whose name such Class D(2007-D1) Note is registered on the Record Date, by wire transfer of immediately available funds to such Person’s account as has been designated by written instructions received by the Paying Agent from such Person not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such Person’s address as it appears on the Note Register on such Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of Cede & Co., payment shall be made by wire transfer in immediately available funds to the account designated by such nominee.
     (b) The right of the Class D(2007-D1) Noteholders to receive payments from the Issuer will terminate on the first Business Day following the Class D(2007-D1) Termination Date.
     Section 2.06 Cash Collateral Account. In accordance with Section 4.22(a) of the AdvantaSeries Indenture Supplement, on or prior to the Closing Date, the Transferor shall deposit, cause to be deposited or maintain funds in the Cash Collateral Account such that, immediately after giving effect to the issuance of the Class D(2007-D1) Notes, the amount on deposit in the Cash Collateral Account for the AdvantaSeries is at least equal to the Required Cash Collateral Account Amount.
     Section 2.07 Spread Account. In accordance with Section 4.24(a) of the AdvantaSeries Indenture Supplement, on or prior to the Closing Date, the Transferor shall deposit, cause to be deposited or maintain funds in the Spread Account such that immediately after the issuance of the Class D(2007-D1) Notes, the ratio of the amount on deposit in the Spread Account to the Required Spread Account Amount is equal to or greater than the same ratio immediately preceding such issuance.
     Section 2.08 Delivery and Payment for the Class D(2007-D1) Notes; Form and Denomination.
     (a) The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Class D(2007-D1) Notes in accordance with Section 2.03 of the Master Indenture. The Indenture Trustee shall deliver the Class D(2007-D1) Notes to or upon the order of the Issuer when so authenticated. The Class D(2007-D1) Notes initially shall be Book-Entry Notes.
     (b) The Depository for the Class D(2007-D1) Notes shall be The Depository Trust Company, and the Class D(2007-D1) Notes shall be registered in the name of Cede & Co., its nominee.
     (c) The Class D(2007-D1) Notes will be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess of that amount.
     Section 2.09 Manner of Payment of Class D(2007-D1) Notes. Except as provided in Section 11.02 of the Master Indenture with respect to a final distribution, distributions to Class D(2007-D1) Noteholders hereunder shall be made by (i) check mailed to each Class D(2007-D1) Noteholder (at such Noteholder’s address as it appears in the Note Register), except that with respect to any Class D(2007-D1) Notes registered in the name of the nominee of a Clearing Agency, the Transferor or an Affiliate of the Transferor, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Class D(2007-D1) Note or the making of any notation thereon.
     Section 2.10 Monthly Servicing Fee. In accordance with Section 3.01(a) of the AdvantaSeries Indenture Supplement, with respect to the March 20, 2007 Payment Date, the AdvantaSeries Monthly Servicing Fee allocated to the Class D(2007-D1) Notes shall be $13,889.
     Section 2.11 Registration; Registration of Transfer and Exchange; Transfer Restrictions. The Class D(2007-D1) Notes have not been registered under the Securities Act or any state securities law. None of the Transferor, the Issuer, the Note Registrar, the Administrator, the Indenture Trustee, the Owner Trustee, the Seller or the Servicer is obligated to register the Class D(2007-D1) Notes under the Securities Act or any other securities or “Blue Sky” laws or to take any other action not otherwise required under this Terms Document to permit the transfer of any Note without registration.
     No transfer of any of the Class D(2007-D1) Notes or any interest therein (including by pledge or hypothecation) shall be made except in compliance with the restrictions on transfer set forth in this Section 2.11 (including the applicable legend to be set forth on the face of each Note, as applicable) and in Section 2.14 in a transaction exempt from the registration requirements of the Securities Act and applicable state securities or “Blue Sky” laws (i) to a Person (A) that the transferor reasonably believes is a “qualified institutional buyer” within the meaning thereof in Rule 144A under the Securities Act (a “QIB”) in the form of beneficial interests in the Rule 144A Global Note, and (B) that is aware that the resale or other transfer is being made in reliance on Rule 144A under the Securities Act or (ii) in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, in the form of beneficial interests in the applicable Regulation S Global Note. As used in this Section 2.11, the terms “United States” and “U.S. persons” have the meanings given them in Regulation S under the Securities Act.
     Each Note Owner of any of the Class D(2007-D1) Notes, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Transferor, the Issuer and the Initial Purchaser as follows:
     (i) It understands that the Class D(2007-D1) Notes will be offered and may be resold by the Initial Purchaser (A) in the United States to QIBs pursuant to Rule 144A under the Securities Act in the form of beneficial interests in the Rule 144A Global Note, or (B) outside the United States pursuant to Regulation S, initially in the form of beneficial interests in the Temporary Regulation S Global Note. As set forth in Section 2.14, beneficial interests in the Temporary Regulation S Global Note may be exchanged for beneficial interests in the Permanent Regulation S Global Note.
     (ii) It understands that the Class D(2007-D1) Notes have not been registered under the Securities Act and may not be offered or sold within the United States or to or for the account or benefit of U.S. persons (A) as part of their distribution at any time or (B) otherwise until 40 days after the later of (x) the date upon which the offering of such notes commenced to persons other than distributors in reliance upon Regulation S and (y) the date of issuance of the Class D(2007-D1) Notes, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used in this clause (ii) have the meaning given to them by Regulation S under the Securities Act.
     (iii) It understands and acknowledges that the Class D(2007-D1) Notes have not been and will not be registered under the Securities Act or any state or other applicable securities law and that the Class D(2007-D1) Notes, or any interest or participation therein, may not be offered, sold, pledged or otherwise transferred unless registered pursuant to, or exempt from registration under, the Securities Act and any other applicable securities law.
     (iv) It acknowledges that none of the Transferor, the Issuer, the Administrator, the Indenture Trustee, the Owner Trustee, the Seller, the Servicer or the Initial Purchaser or any Person representing the Transferor, the Issuer, the Administrator, the Indenture Trustee, the Owner Trustee, the Seller, the Servicer or the Initial Purchasers has made any representation to it with respect to the

Transferor, the Issuer, the Seller or the offering or sale of the Class D(2007-D1) Notes, other than the information contained in the Offering Memorandum, which has been delivered to it and upon which it is relying in making its investment decision with respect to the Class D(2007-D1) Notes. It has had access to such financial and other information concerning the Transferor, the Issuer, the Seller, the Servicer and the Class D(2007-D1) Notes as it has deemed necessary in connection with its decision to purchase the Class D(2007-D1) Notes.
     (v) It acknowledges that the Class D(2007-D1) Notes will bear a legend to the following effect unless the Issuer determines otherwise, consistent with applicable law:
     “THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS (1) TO ADVANTA BANK CORP., (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, OR (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, UNLESS THAT PERSON ACQUIRED THIS NOTE IN A TRANSFER DESCRIBED IN CLAUSE (3) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.
     BEFORE PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NEITHER ADVANTA BANK CORP., ADVANTA BUSINESS RECEIVABLES CORP. NOR ADVANTA BUSINESS CARD MASTER TRUST HAS AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.”

     (vi) If it is acquiring any Class D(2007-D1) Notes, or any interest or participation therein, as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to such account and that it has full power to make the acknowledgments, representations and agreements contained herein on behalf of each such account.
     (vii) It (A)(1) is a QIB, (2) is aware that the sale to it is being made in reliance on Rule 144A under the Securities Act and if it is acquiring such Class D(2007-D1) Note or any interest or participation therein for the account of another QIB, that other QIB is aware that the sale is being made in reliance on Rule 144A under the Securities Act and (3) is acquiring such Class D(2007-D1) Note or any interest or participation therein for its own account or for the account of a QIB, or (B) is not a U.S. person and is purchasing such Class D(2007-D1) Note or any interest or participation therein in an offshore transaction meeting the requirements of Rule 903 or Rule 904 of Regulation S under the Securities Act.
     (viii) It is purchasing such Class D(2007-D1) Note for its own account, or for one or more investor accounts for which it is acting as fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell such Class D(2007-D1) Note, or any interest or participation therein, as described in the Offering Memorandum and as provided in this Terms Document.
     (ix) It agrees that if in the future it should offer, sell or otherwise transfer such Class D(2007-D1) Notes or any interest or participation therein, it will do so only (A) to the Seller, (B) pursuant to Rule 144A under the Securities Act to a Person that it reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A under the Securities Act, purchasing for its own account or for the account of a QIB, whom it has informed that such offer, sale or other transfer is being made in reliance on Rule 144A under the Securities Act or (C) in an offshore transaction meeting the requirements of Rule 903 or Rule 904 of Regulation S under the Securities Act.
     (x) If it is acquiring such Class D(2007-D1) Notes or any interest or participation therein in an “offshore transaction” (as defined in Regulation S), it acknowledges that such Class D(2007-D1) Notes will initially be represented by the Temporary Regulation S Global Note and that transfers thereof or any interest or participation therein are restricted as set forth in this Terms Document. If it is a QIB, it acknowledges that such Class D(2007-D1) Note offered in reliance on Rule 144A under the Securities Act will be represented by a Rule 144A Global Note and that transfers thereof or any interest or participation therein are restricted as set forth in this Terms Document.

     (xi) It understands that the Temporary Regulation S Global Note will bear a legend to the following effect unless the Issuer determines otherwise, consistent with applicable law:
     “THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.
     NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE WILL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.”
     (xii) It acknowledges that the Transferor, the Issuer, the Administrator, the Indenture Trustee, the Owner Trustee, the Seller, the Servicer, the Initial Purchasers and others will rely on the truth and accuracy of the foregoing acknowledgments, representations and agreements, and agrees that if any of the foregoing acknowledgments, representations and agreements deemed to have been made by it are no longer accurate, it shall promptly notify the Transferor, the Issuer, the Administrator, the Indenture Trustee, the Owner Trustee, the Seller, the Servicer and the Initial Purchasers.
     (xiii) With respect to any foreign purchaser claiming an exemption from United States income or withholding tax that it has delivered to the Indenture Trustee a true and complete Form W-8BEN or Form W-8ECI indicating such exemption or such other forms and documentation as may be sufficient under the applicable regulations for claiming such exemption.
     (xiv) It acknowledges that transfers of the Class D(2007-D1) Note or any interest or participation therein shall otherwise be subject in all respects to the restrictions applicable thereto contained in this Terms Document.
     Any transfer, resale, pledge or other transfer of the Class D(2007-D1) Note contrary to the restrictions set forth above and in this Terms Document shall be deemed void ab initio.
     Notwithstanding anything to the contrary contained herein, each Class D(2007-D1) Note and this Terms Document may be amended or supplemented to modify the restrictions on and procedures for resale and other transfers of the Class D(2007-D1) Notes to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally. Each Noteholder of an Class D(2007-D1) Note shall, by its acceptance thereof, have agreed to any such amendment or supplement.
     Section 2.12 Payment of Principal and Interest on and Exchange of Temporary Regulation S Global Notes. Holders of a beneficial interest in Class D(2007-D1) Notes sold in reliance on Regulation S as Temporary Regulation S Global Notes are prohibited from receiving distributions on or from exchanging beneficial interests in such Temporary Regulation S Global Notes for Permanent Regulation S Global Notes until the later of (i) the expiration of the Distribution Compliance Period (the “Release Date”) and (ii) the furnishing of a certificate substantially in the form of Exhibit B to this Terms Document certifying that the beneficial owner of the Temporary Regulation S Global Note is a non-U.S. person (a “Regulation S Certification”) as provided in Section 2.14.
     Section 2.13 Global Notes. The Class D(2007-D1) Notes, upon original issuance, will be issued in global form (i) to QIBs in transactions exempt from the registration requirements of the Securities Act in reliance on Rule 144A, as one or more notes in fully registered form, without interest coupons (each, a “Rule 144A Global Note”), executed, authenticated and delivered in substantially the form attached to this Terms Document as Exhibit A-1 and/or (ii) as one or more notes in “offshore transactions” (within the meaning of Regulation S), in fully registered form, without interest coupons (each, a “Temporary Regulation S Global Note”), executed, authenticated and delivered in substantially the form attached to this Terms Document as Exhibit A-2. Such Class D(2007-D1) Note shall be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer and shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a definitive Note representing such Note Owner’s interest in such Note, except as provided in the Master Indenture.
     Section 2.14 Regulation S Global Notes.
     (a) Class D(2007-D1) Notes issued in reliance on Regulation S under the Securities Act will initially be in the form of one or more Temporary Regulation S Global Notes. Any interest in a Class D(2007-D1) Note evidenced by a Temporary Regulation S Global Note is exchangeable for an interest in a Class D(2007-D1) Note in fully registered, global form, without interest coupons, executed, authenticated and delivered in substantially the form attached to this Terms Document as Exhibit A-3 (each, a “Permanent Regulation S Global Note”), upon the later of (i) the Release Date and (ii) the furnishing of a Regulation S Certification.
     (b) On or prior to the Release Date, each beneficial owner of a Temporary Regulation S Global Note shall deliver to Euroclear or Clearstream (as applicable) a Regulation S Certification; provided, however, that any beneficial owner of a Temporary Regulation S Global Note on the Release Date or on any Payment Date that has previously delivered a Regulation S Certification hereunder shall not be required to deliver any subsequent Regulation S Certification (unless the certification previously delivered is no longer true as of such subsequent date, in which case such beneficial owner shall promptly notify Euroclear or Clearstream, as applicable, thereof and shall deliver an updated Regulation S Certification). Euroclear and/or Clearstream, as applicable, shall deliver to the Paying Agent or the Indenture Trustee a Regulation S Certification promptly upon the receipt of each such Regulation S Certification, and no such beneficial owner (or transferee from such beneficial owner) shall be entitled to receive an interest in a Permanent Regulation S Global Note or any payment of principal of or interest on or any other payment with respect to its beneficial interest in a Temporary Regulation S Global Note prior to the Paying Agent or the Indenture Trustee receiving such Regulation S Certification from Euroclear or Clearstream with respect to the portion of the Temporary Regulation S Global Note owned by such beneficial owner (and, with respect to an interest in the Permanent Regulation S Global Note, prior to the Release Date).
     Any payments of principal of, interest on or any other payment on a Temporary Regulation S Global Note received by Euroclear or Clearstream with respect to any portion of such Regulation S Global Note owned by a Note Owner that has not delivered the Regulation S Certification required by this Section 2.14 shall be held by Euroclear and Clearstream solely as agents for the Paying Agent and the Indenture Trustee. Euroclear and Clearstream shall remit such payments to the applicable Note Owner (or to a Euroclear or Clearstream member on behalf of such Note Owner) only after Euroclear or Clearstream has received the requisite Regulation S Certification. Until the Paying Agent or the Indenture Trustee has received a Regulation S Certification from Euroclear or Clearstream, as applicable, that it has received the requisite Regulation S Certification with respect to the beneficial ownership of any portion of a Temporary Regulation S Global Note, the Paying Agent or the Indenture Trustee may revoke the right of Euroclear or Clearstream, as applicable, to hold any payments made with respect to such portion of such Temporary Regulation S Global Note. If the Paying Agent or the Indenture Trustee exercises its right of revocation pursuant to the immediately preceding sentence, Euroclear or Clearstream, as applicable, shall return such payments to the Paying Agent or the Indenture Trustee and the Indenture Trustee shall hold such payments in the applicable Issuer Account until Euroclear or Clearstream, as applicable, has provided the necessary Regulation S Certifications to the Paying Agent or the Indenture Trustee (at which time the Paying Agent shall forward such payments to Euroclear or Clearstream, as applicable, to be remitted to the Note Owner that is entitled thereto on the records of Euroclear or Clearstream (or on the records of their respective members)).
     Each Note Owner with respect to a Temporary Regulation S Global Note shall exchange its interest therein for an interest in a Permanent Regulation S Global Note on or after the Release Date upon furnishing to Euroclear or Clearstream (as applicable) the Regulation S Certification and upon receipt by the Paying Agent or the Indenture Trustee, as applicable, of the Regulation S Certification thereof from Euroclear or Clearstream, as applicable, in each case pursuant to the terms of this Section 2.14. On and after the Release Date, upon receipt by the Paying Agent or the Indenture Trustee of any Regulation S Certification from Euroclear or Clearstream described in the immediately preceding sentence (i) with respect to the first such certification, the Issuer shall execute, and the Indenture Trustee shall, upon receipt of an order to authenticate and deliver to the Custodian the applicable Permanent Regulation S Global Note and (ii) with respect to the first and all subsequent certifications, the Custodian shall exchange on behalf of the applicable beneficial owners the portion of the applicable Temporary Regulation S Global Note covered by such certification for a comparable portion of the applicable Permanent Regulation S Global Note. Upon any exchange of a portion of a Temporary Regulation S Global Note for a comparable portion of a Permanent Regulation S Global Note, the Custodian shall endorse on the schedules affixed to each of such Regulation S Global Notes (or on continuations of such schedules affixed to each of such Regulation S Global Notes and made parts thereof) appropriate notations evidencing the date of transfer and (x) with respect to the Temporary Regulation S Global Note, a decrease in the principal amount thereof equal to the amount covered by the applicable certification and (y) with respect to the Permanent Regulation S Global Note, an increase in the principal amount thereof equal to the principal amount of the decrease in the Temporary Regulation S Global Note pursuant to clause (x) above.

     Section 2.15 Special Transfer Provisions. If a holder of a beneficial interest in the Rule 144A Global Note wishes at any time to exchange its interest in the Rule 144A Global Note for an interest in the Regulation S Global Note, or to transfer its interest in the Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Regulation S Global Note, such holder may, subject to the rules and procedures of the Clearing Agency and to the requirements set forth in the following sentence, exchange or transfer or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Regulation S Global Note. Upon receipt by the Indenture Trustee of (1) instructions given in accordance with the Clearing Agency’s procedures from or on behalf of a Note Owner of the Rule 144A Global Note, directing the Indenture Trustee (via DWAC) to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged or transferred, (2) a written order in accordance with the Clearing Agency’s procedures containing information regarding the Euroclear or Clearstream account to be credited with such increase and the name of such account, and (3) a certification given by such Note Owner stating that the exchange or transfer of such interest has been made pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, the Indenture Trustee shall promptly deliver appropriate instructions to the Clearing Agency (via DWAC), its nominee, or the Custodian, as the case may be, to reduce or reflect on its records a reduction of the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred from the relevant participant, and the Indenture Trustee shall promptly deliver appropriate instructions (via DWAC) to the Clearing Agency, its nominee, or the Custodian, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who may be Euroclear Bank S.A./N.V. as operator of Euroclear or Clearstream or another agent member of Euroclear, or Clearstream, or both, as the case may be, acting for and on behalf of them) a beneficial interest in such Regulation S Global Note equal to the reduction in the principal amount of the Rule 144A Global Note. Notwithstanding anything to the contrary, the Indenture Trustee may conclusively rely upon the completed schedule set forth in the Rule 144A Global Note evidencing the Class D(2007-D1) Notes.
     If a holder of a beneficial interest in the Regulation S Global Note wishes at any time to exchange its interest in the Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer its interest in the Regulation S Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Rule 144A Global Note, such holder may, subject to the rules and procedures of Euroclear or Clearstream and the Clearing Agency, as the case may be, and to the requirements set forth in the following sentence, exchange or transfer or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Rule 144A Global Note. Upon receipt by the Indenture Trustee of (1) instructions given in accordance with the procedures of Euroclear or Clearstream and the Clearing Agency, as the case may be, from or on behalf of a Note Owner of the Regulation S Global Note directing the Indenture Trustee to credit or cause to be credited a beneficial interest in the Rule 144A Global Note in an amount equal to the beneficial interest in the Regulation S Global Note to be exchanged or transferred, (2) a written order given in accordance with the procedures of Euroclear or Clearstream and the Clearing Agency, as the case may be, containing information regarding the account with the Clearing Agency to be credited with such increase and the name of such account, and (3) prior to the expiration of the Distribution Compliance Period, a certification given by such Class D(2007-D1) Note Owner stating that the Person transferring such interest in such Regulation S Global Note reasonably believes that the Person acquiring such interest in the Rule 144A Global Note is a QIB and is obtaining such beneficial interest for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A under the Securities Act and any applicable securities laws of any state of the United States or any other jurisdiction, the Indenture Trustee shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee, or the Custodian, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Regulation S Global Note to be exchanged or transferred, and the Indenture Trustee shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee, or the Custodian, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Note equal to the reduction in the principal amount of the Regulation S Global Note. After the expiration of the Distribution Compliance Period, the certification requirement set forth in clause (3) of the second sentence of the first paragraph of this Section 2.15 will no longer apply to such exchanges and transfers. Notwithstanding anything to the contrary, the Indenture Trustee may conclusively rely upon the completed schedule set forth in the Regulation S Global Note evidencing the Class D(2007-D1) Notes.
     Any beneficial interest in one of the Global Notes that is transferred to a Person who takes delivery in the form of an interest in another Global Note will, upon transfer, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.
     Until the later of the Release Date and the provision of the certifications required by Section 2.14, beneficial interests in a Regulation S Global Note may only be held through Euroclear Bank S.A./N.V. as operator of Euroclear or Clearstream or another agent member of Euroclear and Clearstream acting for and on behalf of them. During the Distribution Compliance Period, interests in the Regulation S Global Note may be exchanged for interests in the Rule 144A Global Note only in accordance with the certification requirements described above.
[END OF ARTICLE II]

     IN WITNESS WHEREOF, the undersigned have caused this Terms Document to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

WILMINGTON TRUST COMPANY, as Owner Trustee of ADVANTA BUSINESS CARD MASTER TRUST
By:	/s/ Dorri E. Wolhar
	Name:	Dorri E. Wolhar
	Title:	Financial Services Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee
By:	/s/ Irene Siegel
	Name:	Irene Siegel
	Title:	Vice President

By:	/s/ Aranka R. Paul
	Name:	Aranka R. Paul
	Title:	Assistant Vice President

[Signature Page to Class D(2007-D1) Terms Document]

EXHIBIT A-1
ADVANTASERIES
CLASS D(200[•]-[D•]) ASSET BACKED RULE 144A GLOBAL NOTE
     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.
     THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THIS NOTE AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.
     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS (1) TO ADVANTA BANK CORP., (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, OR (3) IN AN OFFSHORE

TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, UNLESS THAT PERSON ACQUIRED THIS NOTE IN A TRANSFER DESCRIBED IN CLAUSE (3) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.
     BEFORE PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NEITHER ADVANTA BANK CORP., ADVANTA BUSINESS RECEIVABLES CORP. NOR ADVANTA BUSINESS CARD MASTER TRUST HAS AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.
     AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED No. R-_________	up to $_______
CUSIP No. ________________	ISIN _________
ADVANTA BUSINESS CARD MASTER TRUST
ADVANTASERIES CLASS D(200[•]-[D•]) ASSET BACKED NOTE
     Wilmington Trust Company, as Owner Trustee of Advanta Business Card Master Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware common law trust governed by a Trust Agreement, dated as of August 1, 2000, as amended by Amendment No. 1 to the Trust Agreement dated as of May 9, 2006, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of ____________, or such greater or lesser amount as determined in accordance with the Indenture, payable on the _________ Payment Date (the “Expected Final Principal Payment Date”), except as otherwise provided below or in the Indenture, provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the _________ Payment Date (the “Final Maturity Date”). The Issuer will pay interest on the unpaid principal amount of this Note at the Class D(200[•]-[D•]) Note Interest Rate on each Interest Payment Date until the principal amount of this Note is paid in full, as more specifically described in the [related] Terms Document regarding the AdvantaSeries Class D(200[•]-[D•]) Asset Backed Notes (the “Class D(200[•]-[D•]) Notes”) dated as of _________ (the “Terms Document”), between the Issuer and the Indenture Trustee. Interest on this Note will accrue for each Interest Payment Date from and including the most recent Interest Payment Date on which interest has been paid to but excluding such Interest Payment Date or, for the first Interest Payment Date, from and including the Closing Date to but excluding the _________ Interest Payment Date. Interest will be calculated on the basis of [a 360-day year and the actual number of days elapsed]. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.
     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid for any purpose.
     THIS CLASS D(200[•]-[D•]) NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON CLASS A, CLASS B AND CLASS C NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

*	Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

     IN WITNESS WHEREOF, the Issuer has caused this Class D(200[•]-[D•]) Asset Backed Note to be duly executed.

WILMINGTON TRUST COMPANY, as Owner Trustee of ADVANTA BUSINESS CARD MASTER TRUST
By:
Name:
Title:

Dated: _________

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Class D(200[•]-[D•]) Asset Backed Notes described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as Indenture Trustee
By:
Authorized Signatory

Dated: _________

ADVANTA BUSINESS CARD MASTER TRUST
ADVANTASERIES CLASS D(200[•]-[D•]) ASSET BACKED NOTE
Summary of Terms and Conditions
     This AdvantaSeries Class D(200[•]-[D•]) Asset Backed Note is one of a duly authorized issue of Notes of the Issuer, designated as Advanta Business Card Master Trust, AdvantaSeries, issued under a Master Indenture dated as of August 1, 2000, as amended by Amendment No. 1 to the Master Indenture dated as of May 9, 2006 (the “Master Indenture”), between the Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as indenture trustee (the “Indenture Trustee”), as supplemented by the AdvantaSeries Indenture Supplement dated as of November 1, 2004 (the “Indenture Supplement”) and the Class D(200[•]-[D•]) Terms Document dated as of ______ (the Master Indenture, the Indenture Supplement and the Terms Document collectively, the “Indenture”), and representing the right to receive certain payments from the Issuer. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture, as supplemented or amended. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.
     Class A Notes, Class B Notes and Class C Notes also have been and in the future may be issued under the Master Indenture and the Indenture Supplement. Other tranches of Class D Notes have been and in the future may be issued under the Master Indenture and the Indenture Supplement.
     The Notes are and will be ratably secured by the collateral pledged as security therefor as provided in the Indenture.
     The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Notes or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.
     This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.
     Principal of this Note is expected to be paid on the Expected Final Principal Payment Date in an amount described on the face hereof. The Expected Final Principal Payment Date is the ______ Payment Date, but principal with respect to this Note may be paid earlier or later under certain circumstances described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Final Maturity Date.
     Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series, Classes or Tranches of Notes.

     On each Payment Date, the Paying Agent shall distribute to each Class D(200[•]-[D•]) Noteholder of record on the related Record Date (except for the final payment in respect of this Class D(200[•]-[D•]) Note) such Class D(200[•]-[D•]) Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class D(200[•]-[D•]) Notes pursuant to the Indenture. Except as provided in the Indenture with respect to a final payment, payments to Noteholders shall be made by (i) wire transfer of immediately available funds to such Noteholder’s account as has been designated by written instructions received by the Paying Agent from such Noteholder not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such person’s address as it appears on the Note Register on such Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by such nominee and (ii) without presentation or surrender of any Note or the making of any notation thereon. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Final payment of this Class D(200[•]-[D•]) Note will be made only upon presentation and surrender of this Class D(200[•]-[D•]) Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Class D(200[•]-[D•]) Noteholders in accordance with the Indenture.
     On any day occurring on or after the date on which the Outstanding Principal Balance of a Tranche of the Notes is reduced to 10% or less of the highest Outstanding Principal Balance, the Servicer shall have the option to redeem such Tranche of the Notes, at a purchase price equal to 100% of the outstanding principal amount of such Tranche, plus accrued, unpaid and additional interest on such Tranche to but excluding the date of redemption, except as otherwise provided in Section 7.01 of the Indenture Supplement.
     THIS CLASS D(200[•]-[D•]) NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ADVANTA BANK CORP., ADVANTA CORP., OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.
     Except as otherwise provided in the Indenture, the Class D(200[•]-[D•]) Notes are issuable only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The transfer of this Class D(200[•]-[D•]) Note shall be registered in the Note Register upon surrender of this Class D(200[•]-[D•]) Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class D(200[•]-[D•]) Noteholder or such Class D(200[•]-[D•]) Noteholder’s attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class D(200[•]-[D•]) Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.
     As provided in the Indenture and subject to certain limitations therein set forth, Class D(200[•]-[D•]) Notes are exchangeable for new Class D(200[•]-[D•]) Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Class D(200[•]-[D•]) Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.
     Upon any redemption, purchase, exchange or cancellation of any of the Class D(200[•]-[D•]) Notes represented by this Rule 144A Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Rule 144A Global Note and the Class D(200[•]-[D•]) Notes represented by this Rule 144A Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or canceled.
     The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class D(200[•]-[D•]) Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing more than 50% of the Outstanding Amount of each affected Series. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, and specified percentages of the Outstanding Principal Balance of the Class D(200[•]-[D•]) Notes, on behalf of the Holders of all the Notes, or on behalf of all the Class D(200[•]-[D•]) Notes, as the case may be, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.
     The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.
     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.
     THIS CLASS D(200[•]-[D•]) NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

ASSIGNMENT
Social Security or other identifying number of assignee __________________
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _______________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	**

Signature Guaranteed

**	The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

SCHEDULE A
SCHEDULE OF EXCHANGES
BETWEEN THE REGULATION S GLOBAL NOTE
AND THIS RULE 144A GLOBAL NOTE,
OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS
     The following increases or decreases in principal amount of this Rule 144A Global Note, or redemptions, purchases or cancellations of this Rule 144A Global Note have been made:

Increase or
decrease in
	principal amount of	Remaining principal
	this Rule 144A	amount of this Rule
	Global Note due to	144A Global Note
	exchanges between	following such
Date of exchange,	the Regulation S	exchange, or
or redemption or	Global Note and	redemption or	Notation made by or
purchase or	this Rule 144A	purchase or	on behalf of the
cancellation	Global Note	cancellation	Issuer

________________	________________	________________	________________

________________	________________	________________	________________

________________	________________	________________	________________

EXHIBIT A-2
ADVANTASERIES
CLASS D(200[•]-[D•]) ASSET BACKED TEMPORARY REGULATION S GLOBAL NOTE
     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.
     THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THIS NOTE AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.
     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS (1) TO ADVANTA BANK CORP., (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, OR (3) IN AN OFFSHORE

TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, UNLESS THAT PERSON ACQUIRED THIS NOTE IN A TRANSFER DESCRIBED IN CLAUSE (3) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.
     BEFORE PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NEITHER ADVANTA BANK CORP., ADVANTA BUSINESS RECEIVABLES CORP. NOR ADVANTA BUSINESS CARD MASTER TRUST HAS AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.
     THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.
     NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE WILL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.
     AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED No. R-___	up to $
CUSIP No.	ISIN
ADVANTA BUSINESS CARD MASTER TRUST
ADVANTASERIES CLASS D(200[•]-[D•]) ASSET BACKED NOTE
     Wilmington Trust Company, as Owner Trustee of Advanta Business Card Master Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware common law trust governed by a Trust Agreement, dated as of August 1, 2000, as amended by Amendment No. 1 to the Trust Agreement dated as of May 9, 2006, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of                                         , or such greater or lesser amount as determined in accordance with the Indenture, payable on the                      Payment Date (the “Expected Final Principal Payment Date”), except as otherwise provided below or in the Indenture, provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the                      Payment Date (the “Final Maturity Date”). The Issuer will pay interest on the unpaid principal amount of this Note at the Class D(200[•]-[D•]) Note Interest Rate on each Interest Payment Date until the principal amount of this Note is paid in full, as more specifically described in the [related] Terms Document regarding the AdvantaSeries Class D(200[•]-[D•]) Asset Backed Notes (the “Class D(200[•]-[D•]) Notes”) dated as of                      (the “Terms Document”), between the Issuer and the Indenture Trustee. Interest on this Note will accrue for each Interest Payment Date from and including the most recent Interest Payment Date on which interest has been paid to but excluding such Interest Payment Date or, for the first Interest Payment Date, from and including the Closing Date to but excluding the                      Interest Payment Date. Interest will be calculated on the basis of [a 360-day year and the actual number of days elapsed]. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.
     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid for any purpose.
     THIS CLASS D(200[•]-[D•]) NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON CLASS A, CLASS B AND CLASS C NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

*	Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

     IN WITNESS WHEREOF, the Issuer has caused this Class D(200[•]-[D•]) Asset Backed Note to be duly executed.

WILMINGTON TRUST COMPANY, as Owner Trustee of ADVANTA BUSINESS CARD MASTER TRUST
By:
Name:
Title:

Dated:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Class D(200[•]-[D•]) Asset Backed Notes described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as Indenture Trustee
By:
Authorized Signatory

Dated:

ADVANTA BUSINESS CARD MASTER TRUST
ADVANTASERIES CLASS D(200[•]-[D•]) ASSET BACKED NOTE
Summary of Terms and Conditions
     This AdvantaSeries Class D(200[•]-[D•]) Asset Backed Note is one of a duly authorized issue of Notes of the Issuer, designated as Advanta Business Card Master Trust, AdvantaSeries, issued under a Master Indenture dated as of August 1, 2000, as amended by Amendment No. 1 to the Master Indenture dated as of May 9, 2006 (the “Master Indenture”), between the Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as indenture trustee (the “Indenture Trustee”), as supplemented by the AdvantaSeries Indenture Supplement dated as of November 1, 2004 (the “Indenture Supplement”) and the Class D(200[•]-[D•]) Terms Document dated as of                      (the Master Indenture, the Indenture Supplement and the Terms Document collectively, the “Indenture”), and representing the right to receive certain payments from the Issuer. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture, as supplemented or amended. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.
     Class A Notes, Class B Notes and Class C Notes also have been and in the future may be issued under the Master Indenture and the Indenture Supplement. Other tranches of Class D Notes have been and in the future may be issued under the Master Indenture and the Indenture Supplement.
     The Notes are and will be ratably secured by the collateral pledged as security therefor as provided in the Indenture.
     The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Notes or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.
     This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.
     Principal of this Note is expected to be paid on the Expected Final Principal Payment Date in an amount described on the face hereof. The Expected Final Principal Payment Date is the                      Payment Date, but principal with respect to this Note may be paid earlier or later under certain circumstances described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Final Maturity Date.
     Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series, Classes or Tranches of Notes.

     On each Payment Date, the Paying Agent shall distribute to each Class D(200[•]-[D•]) Noteholder of record on the related Record Date (except for the final payment in respect of this Class D(200[•]-[D•]) Note) such Class D(200[•]-[D•]) Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class D(200[•]-[D•]) Notes pursuant to the Indenture. Except as provided in the Indenture with respect to a final payment, payments to Noteholders shall be made by (i) wire transfer of immediately available funds to such Noteholder’s account as has been designated by written instructions received by the Paying Agent from such Noteholder not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such person’s address as it appears on the Note Register on such Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by such nominee and (ii) without presentation or surrender of any Note or the making of any notation thereon. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Final payment of this Class D(200[•]-[D•]) Note will be made only upon presentation and surrender of this Class D(200[•]-[D•]) Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Class D(200[•]-[D•]) Noteholders in accordance with the Indenture.
     On any day occurring on or after the date on which the Outstanding Principal Balance of a Tranche of the Notes is reduced to 10% or less of the highest Outstanding Principal Balance, the Servicer shall have the option to redeem such Tranche of the Notes, at a purchase price equal to 100% of the outstanding principal amount of such Tranche, plus accrued, unpaid and additional interest on such Tranche to but excluding the date of redemption, except as otherwise provided in Section 7.01 of the Indenture Supplement.
     THIS CLASS D(200[•]-[D•]) NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ADVANTA BANK CORP., ADVANTA CORP., OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.
     Except as otherwise provided in the Indenture, the Class D(200[•]-[D•]) Notes are issuable only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The transfer of this Class D(200[•]-[D•]) Note shall be registered in the Note Register upon surrender of this Class D(200[•]-[D•]) Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class D(200[•]-[D•]) Noteholder or such Class D(200[•]-[D•]) Noteholder’s attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class D(200[•]-[D•]) Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.
     This Temporary Regulation S Global Note may be exchanged, in whole or in part, for the Permanent Regulation S Global Note in the form set out in Exhibit A-3 to the Class D(200[•]-[D•]) Terms Document upon the later of (i) the Exchange Date and (ii) the furnishing of the Regulation S Certificate.
     As provided in the Indenture and subject to certain limitations therein set forth, Class D(200[•]-[D•]) Notes are exchangeable for new Class D(200[•]-[D•]) Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Class D(200[•]-[D•]) Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.
     Upon any redemption, purchase, exchange or cancellation of any of the Class D(200[•]-[D•]) Notes represented by this Temporary Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Temporary Regulation S Global Note and the Class D(200[•]-[D•]) Notes represented by this Temporary Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or canceled.
     The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class D(200[•]-[D•]) Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing more than 50% of the Outstanding Amount of each affected Series. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, and specified percentages of the Outstanding Principal Balance of the Class D(200[•]-[D•]) Notes, on behalf of the Holders of all the Notes, or on behalf of all the Class D(200[•]-[D•]) Notes, as the case may be, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.
     The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.
     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.
     THIS CLASS D(200[•]-[D•]) NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

ASSIGNMENT
Social Security or other identifying number of assignee
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                          (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	**

Signature Guaranteed

**	The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

SCHEDULE A
SCHEDULE OF EXCHANGES
BETWEEN THIS TEMPORARY REGULATION S GLOBAL NOTE
AND THE RULE 144A GLOBAL NOTE,
OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS
The following exchanges of a part of this Temporary Regulation S Global Note for the Permanent Regulation S Global Note or the Rule 144A Global Note, in whole or in part, or redemptions, purchases or cancellation of this Temporary Regulation S Global Note have been made:

Part of principal
amount of this
Temporary
Regulation S Global
	Note exchanged for	Remaining principal
	Notes represented	amount of this
	by the Permanent	Temporary
	Regulation S Global	Regulation S Global
	Note or the Rule	Note following such
Date of exchange,	144A Global Note,	exchange, or	Amount of interest
or redemption or	or redeemed or	redemption or	paid with delivery	Notation made by or
purchase or	purchased or	purchase or	of the Permanent	on behalf of the
cancellation	canceled	cancellation	Regulation S Note	Issuer

_________	_________	_________	_________	_________

_________	_________	_________	_________	_________

_________	_________	_________	_________	_________

EXHIBIT A-3
ADVANTASERIES
CLASS D(200[•]-[D•]) ASSET BACKED PERMANENT REGULATION S GLOBAL NOTE
     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.
     THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THIS NOTE AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.
     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS (1) TO ADVANTA BANK CORP., (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, OR (3) IN AN OFFSHORE

TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, UNLESS THAT PERSON ACQUIRED THIS NOTE IN A TRANSFER DESCRIBED IN CLAUSE (3) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.
     BEFORE PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NEITHER ADVANTA BANK CORP., ADVANTA BUSINESS RECEIVABLES CORP. NOR ADVANTA BUSINESS CARD MASTER TRUST HAS AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.
     THIS GLOBAL NOTE IS A PERMANENT GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS PERMANENT GLOBAL NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.
     AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

ADVANTA BUSINESS CARD MASTER TRUST
ADVANTASERIES CLASS D(200[•]-[D•]) ASSET BACKED NOTE
     Wilmington Trust Company, as Owner Trustee of Advanta Business Card Master Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware common law trust governed by a Trust Agreement, dated as of August 1, 2000, as amended by Amendment No. 1 to the Trust Agreement dated as of May 9, 2006, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of                                         , or such greater or lesser amount as determined in accordance with the Indenture, payable on the                      Payment Date (the “Expected Final Principal Payment Date”), except as otherwise provided below or in the Indenture, provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the                      Payment Date (the “Final Maturity Date”). The Issuer will pay interest on the unpaid principal amount of this Note at the Class D(200[•]-[D•]) Note Interest Rate on each Interest Payment Date until the principal amount of this Note is paid in full, as more specifically described in the [related] Terms Document regarding the AdvantaSeries Class D(200[•]-[D•]) Asset Backed Notes (the “Class D(200[•]-[D•]) Notes”) dated as of                      (the “Terms Document”), between the Issuer and the Indenture Trustee. Interest on this Note will accrue for each Interest Payment Date from and including the most recent Interest Payment Date on which interest has been paid to but excluding such Interest Payment Date or, for the first Interest Payment Date, from and including the Closing Date to but excluding the                      Interest Payment Date. Interest will be calculated on the basis of [a 360-day year and the actual number of days elapsed]. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.
     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid for any purpose.
     THIS CLASS D(200[•]-[D•]) NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON CLASS A, CLASS B AND CLASS C NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

*	Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

     IN WITNESS WHEREOF, the Issuer has caused this Class D(200[•]-[D•]) Asset Backed Note to be duly executed.

WILMINGTON TRUST COMPANY, as Owner Trustee of ADVANTA BUSINESS CARD MASTER TRUST
By:
Name:
Title:

Dated:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Class D(200[•]-[D•]) Asset Backed Notes described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as Indenture Trustee
By:
Authorized Signatory

Dated:

ADVANTA BUSINESS CARD MASTER TRUST
ADVANTASERIES CLASS D(200[•]-[D•]) ASSET BACKED NOTE
Summary of Terms and Conditions
     This AdvantaSeries Class D(200[•]-[D•]) Asset Backed Note is one of a duly authorized issue of Notes of the Issuer, designated as Advanta Business Card Master Trust, AdvantaSeries, issued under a Master Indenture dated as of August 1, 2000, as amended by Amendment No. 1 to the Master Indenture dated as of May 9, 2006 (the “Master Indenture”), between the Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as indenture trustee (the “Indenture Trustee”), as supplemented by the AdvantaSeries Indenture Supplement dated as of November 1, 2004 (the “Indenture Supplement”) and the D(200[•]-[D•]) Terms Document dated as of ________ (the Master Indenture, the Indenture Supplement and the Terms Document collectively, the “Indenture”), and representing the right to receive certain payments from the Issuer. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture, as supplemented or amended. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.
     Class A Notes, Class B Notes and Class C Notes also have been and in the future may be issued under the Master Indenture and the Indenture Supplement. Other tranches of Class D Notes have been and in the future may be issued under the Master Indenture and the Indenture Supplement.
     The Notes are and will be ratably secured by the collateral pledged as security therefor as provided in the Indenture.
     The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Notes or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.
     This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.
     Principal of this Note is expected to be paid on the Expected Final Principal Payment Date in an amount described on the face hereof. The Expected Final Principal Payment Date is the ___ Payment Date, but principal with respect to this Note may be paid earlier or later under certain circumstances described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Final Maturity Date.
     Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series, Classes or Tranches of Notes.

     On each Payment Date, the Paying Agent shall distribute to each Class D(200[•]-[D•]) Noteholder of record on the related Record Date (except for the final payment in respect of this Class D(200[•]-[D•]) Note) such Class D(200[•]-[D•]) Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class D(200[•]-[D•]) Notes pursuant to the Indenture. Except as provided in the Indenture with respect to a final payment, payments to Noteholders shall be made by (i) wire transfer of immediately available funds to such Noteholder’s account as has been designated by written instructions received by the Paying Agent from such Noteholder not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such person’s address as it appears on the Note Register on such Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by such nominee and (ii) without presentation or surrender of any Note or the making of any notation thereon. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Final payment of this Class D(200[•]-[D•]) Note will be made only upon presentation and surrender of this Class D(200[•]-[D•]) Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Class D(200[•]-[D•]) Noteholders in accordance with the Indenture.
     On any day occurring on or after the date on which the Outstanding Principal Balance of a Tranche of the Notes is reduced to 10% or less of the highest Outstanding Principal Balance, the Servicer shall have the option to redeem such Tranche of the Notes, at a purchase price equal to 100% of the outstanding principal amount of such Tranche, plus accrued, unpaid and additional interest on such Tranche to but excluding the date of redemption, except as otherwise provided in Section 7.01 of the Indenture Supplement.
     THIS CLASS D(200[•]-[D•]) NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ADVANTA BANK CORP., ADVANTA CORP., OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.
     Except as otherwise provided in the Indenture, the Class D(200[•]-[D•]) Notes are issuable only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The transfer of this Class D(200[•]-[D•]) Note shall be registered in the Note Register upon surrender of this Class D(200[•]-[D•]) Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class D(200[•]-[D•]) Noteholder or such Class D(200[•]-[D•]) Noteholder’s attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class D(200[•]-[D•]) Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.
     As provided in the Indenture and subject to certain limitations therein set forth, Class D(200[•]-[D•]) Notes are exchangeable for new Class D(200[•]-[D•]) Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Class D(200[•]-[D•]) Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.
     Upon any redemption, purchase, exchange or cancellation of any of the Class D(200[•]-[D•]) Notes represented by this Permanent Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Permanent Regulation S Global Note and the Class D(200[•]-[D•]) Notes represented by this Permanent Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or canceled.
     The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class D(200[•]-[D•]) Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing more than 50% of the Outstanding Amount of each affected Series. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, and specified percentages of the Outstanding Principal Balance of the Class D(200[•]-[D•]) Notes, on behalf of the Holders of all the Notes, or on behalf of all the Class D(200[•]-[D•]) Notes, as the case may be, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.
     The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.
     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.
     THIS CLASS D(200[•]-[D•]) NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

ASSIGNMENT
Social Security or other identifying number of assignee
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                          (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	**

Signature Guaranteed

**	The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

SCHEDULE A
SCHEDULE OF EXCHANGES
BETWEEN THIS PERMANENT REGULATION S GLOBAL NOTE
AND THE RULE 144A GLOBAL NOTE,
OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS
The following increases or decreases in principal amount of this Permanent Regulation S Global Note or redemptions, purchases or cancellations of this Permanent Regulation S Global Note have been made:

Increase or
decrease in
principal amount of
	this Permanent	Remaining principal
	Regulation S Global	amount of this
	Note due to	Permanent
	exchanges between	Regulation S Global
	the Rule 144A	Note following such
Date of exchange,	Global Note and	exchange, or
or redemption or	this Permanent	redemption or	Notation made by or
purchase or	Regulation S Global	purchase or	on behalf of the
cancellation	Note	cancellation	Issuer

_________	_________	_________	_________

_________	_________	_________	_________

_________	_________	_________	_________

EXHIBIT B-1
[FORM OF] CLEARANCE SYSTEM CERTIFICATE
TO BE GIVEN TO THE INDENTURE TRUSTEE BY
EUROCLEAR OR CLEARSTREAM, LUXEMBOURG FOR
DELIVERY OF DEFINITIVE NOTES IN EXCHANGE FOR A PORTION OF A
TEMPORARY GLOBAL NOTE
Advanta Business Card Master Trust,
AdvantaSeries Class D(2007-D1) Asset Backed Notes
     We refer to that portion of the Temporary Global Note in respect of the AdvantaSeries Class D(2007-D1) Asset Backed Notes to be exchanged for definitive Notes (the “Submitted Portion”) pursuant to this certificate (the “Notes”) as provided in the Master Indenture, dated as of August 1, 2000, as amended by Amendment No. 1 to the Master Indenture dated as of May 9, 2006 (the “Indenture”), between the Advanta Business Card Master Trust, as issuer (the “Issuer”), and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as indenture trustee (the “Indenture Trustee”), as supplemented by the AdvantaSeries Indenture Supplement, dated as of November 1, 2004 (the “Indenture Supplement”), between the Issuer and the Indenture Trustee and as further supplemented by the Class D(2007-D1) Terms Document, dated as of February 21, 2007, between the Issuer and the Indenture Trustee (the “Terms Document”). This is to certify that (i) we have received a certificate or certificates, in writing or by tested telex, with respect to each of the persons appearing in our records as being entitled to a beneficial interest in the Submitted Portion and with respect to such person’s beneficial interest either (a) from such person, substantially in the form of Exhibit D-2 to the Terms Document, or (b) from _________ ___, ___, substantially in the form of Exhibit D-3 to the Terms Document, and (ii) the Submitted Portion includes no part of the Temporary Global Note excepted in such certificates.
     We further certify that as of the date hereof we have not received any notification from any of the persons giving such certificates to the effect that the statements made by them with respect to any part of the Submitted Portion are no longer true and cannot be relied on as of the date hereof.
     We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings.

Dated: ______________ ___, ____*	[
as operator of the Euroclear System]
[Clearstream, Luxembourg]

By

*	To be dated on the date of the proposed exchange.

D-1-1

EXHIBIT B-2
[FORM OF] CERTIFICATE TO BE DELIVERED TO
EUROCLEAR OR CLEARSTREAM, LUXEMBOURG
BY [•] WITH RESPECT TO REGISTERED NOTES SOLD TO QUALIFIED
INSTITUTIONAL BUYERS
Advanta Business Card Master Trust,
AdvantaSeries Class D(2007-D1) Asset Backed Notes
     In connection with the initial issuance and placement of the AdvantaSeries Class D(2007-D1) Asset Backed Notes (the “Notes”), an institutional investor in the United States (an “institutional investor”) is purchasing [U.S.$/(pound)/Euro/SF]                                 aggregate principal amount of the Notes held in our account at [                                                                              , as operator of the Euroclear System] [Clearstream, Luxembourg] on behalf of such investor.
     We reasonably believe that such institutional investor is a qualified institutional buyer as such term is defined under Rule 144A of the Securities Act of 1933, as amended.
     [We understand that this certificate is required in connection with United States laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered by this certificate.]
     The definitive Notes in respect of this certificate are to be issued in registered form in the minimum denomination of [U.S.$/(pound)/Euro/SF]                                          and such definitive Notes (and, unless the Indenture or terms document relating to the Notes otherwise provides, any Notes issued in exchange or substitution for or on registration of transfer of Notes) shall bear the following legend:
     “THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE, OR ANY INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO ADVANTA BANK CORP., (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, OR (3) IN AN OFFSHORE TRANSACTION IN

B-2-1

ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, UNLESS THAT PERSON ACQUIRED THIS NOTE IN A TRANSFER DESCRIBED IN CLAUSE (3) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.”
Dated: ______________ ___, ____

[ ]

By

Authorized Officer

EXHIBIT B-3
[FORM OF] CERTIFICATE TO BE DELIVERED
TO EUROCLEAR OR CLEARSTREAM, LUXEMBOURG
BY A BENEFICIAL OWNER
OF NOTES, OTHER THAN A QUALIFIED INSTITUTIONAL BUYER
Advanta Business Card Master Trust,
AdvantaSeries Class D(2007-D1) Asset Backed Notes
     This is to certify that as of the date hereof and except as provided in the third paragraph hereof, the AdvantaSeries Class D(2007-D1) Asset Backed Notes held by you for our account (the “Notes”) (i) are owned by a person that is not a United States person, or (ii) are owned by a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) (a “financial institution”) purchasing for its own account or for resale, or (B) a United States person who acquired the Notes through the foreign branch of a financial institution and who holds the Notes through the financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a financial institution for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.
     We undertake to advise you in writing or by tested telex if the above statement as to beneficial ownership is not correct on the date of delivery of the Notes in bearer form with respect to such of the Notes as then appear in your books as being held for our account.
     This certificate excepts and does not relate to [U.S.$/(pound)/(U)/SF]                                          principal amount of Notes held by you for our account, as to which we are not yet able to certify beneficial ownership. We understand that delivery of definitive Notes in such principal amount cannot be made until we are able to so certify.
     We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings.
     As used herein, “United States” means the United States of America, including the States thereof and the District of Columbia, its territories, its possessions and other areas subject to its jurisdiction; and “United States person” means a citizen or resident of the United States, a

B-3-1

corporation, partnership or other entity created or organized in or under the laws of the United States, or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Dated: ______________ ___, ____ *	By

Name:

As, or as agent for, the beneficial owner(s) of the interest in the Notes to which this certificate relates.

*	This certificate must be dated on the earlier of the date of the first payment of interest in respect of the Notes and the date of the delivery of the Notes in definitive form.